Events after the reporting period	12 Months Ended
Dec. 31, 2021
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Events after the reporting period

23. Events after the reporting period

On January 1, 2022, 70,000 stock options were granted to members of the Board of directors, with an exercise price of €12.67 per stock option.

The Company has filed a Form F-3 Registration Statement (prospectus) on March 1, 2022. The aggregate initial offering price of the securities the Company may offer and sell from time to time under this prospectus will not exceed $350 million. The Company also entered into a sales agreement with SVB Leerink LLC to sell ordinary shares having an aggregate offering price of up to $75 million from time to time through SVB Leerink LLC.